UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.


                                FORM 8-K

                             CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                            January 19, 2005
                        ------------------------
            Date of Report (Date of earliest event reported)



                AUSTRALIAN-CANADIAN OIL ROYALTIES, LTD.
                ---------------------------------------
           (Exact Name of Registrant as specified in Charter)



                     Commission File No. 0-24259



     British Columbia, Canada                        75-2712845
   ----------------------------                  -------------------
   (State of Other Jurisdiction                  (I.R.S. Employer
          of Incorporation)                       Identification No.)




     1301 Avenue M, Cisco, Texas                         76437
---------------------------------------              ------------
(Address of Principal Executive Office)               (Zip Code)


Registrant's Telephone Number, Including Area Code: (254) 442-2638



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ITEM 8.01  -  OTHER EVENTS


(a)  Other Events



     Ely Sakhai, President of ACOR, has agreed to a settlement for art fraud in the U.S. Federal Court for the Southern District of New York. He made substantial restitution to settle this action. Our company appreciates Ely Sakhai's participation in ACOR. He has been very instrumental in the growth of the company's asset base. Neither the action nor the settlement involves ACOR or its shareholders in any manner.





(b)  Exhibits

       Number      Description
       ------      ----------------------------------------------

          None






                               Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AUSTRALIAN-CANADIAN OIL ROYALTIES, LTD.

Date:  01/19/05                  By:  /s/ ROBERT KAMON
                                      ------------------------------
                                      Robert Kamon
                                      Secretary